--------------------------------------------------------------------------------
                                                                               1

DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares, covering the quarter ended September 30, 1995.

VOLATILITY CONTINUES IN THIRD QUARTER

As in the preceding quarter, changeability remained the order of the day for high-yield bond market conditions. First, prices backed up in August as the marketplace discounted a large supply of new issues scheduled for after Labor Day. Then in September, the market rallied as some new deals were canceled, and the remaining supply was easily absorbed by investors.

During the quarter, the high yield market as a whole received a boost from slow economic growth, continued low inflation and stable-to-declining interest rates.

FUND PERFORMANCE

CIGNA High Income Shares returned 4.05% for the third quarter, as compared to 3.01% for the CS First Boston High Yield Index. For the year to date, the Fund has returned 17.53%, versus 14.1% for the Index over the first nine months of the year.

The Fund's performance was enhanced by active purchasing of several new is-sues -- primarily in the "B" Industrial sector, where we perceived the best value. We gradually reduced our exposure to cyclical industries, and emphasized companies with strong unit demand growth and improving profits due to cost cut-ting.

PORTFOLIO ACTIVITY

Portfolio activity was heavy during this reporting period, with 14 new issues added and 10 eliminated. Investment in new issues spanned a broad range of in-dustries, while we stressed credit quality and industry segments benefiting from the current economic cycle. Borrowing under the Fund's line of credit was maintained below 33% of assets during this reporting period. On September 30, borrowings were at approximately 24% of assets.

The portfolio continues to be well-diversified and currently is invested in 77 companies. As of September 30, top industry holdings consisted of industrials and miscellaneous (23.8%), communications and media (17.9%), food and beverages (16.7%), and containers and papers (11.3%). Average maturity was 8.2 years and average credit quality was B.

OUTLOOK

We are sanguine concerning market conditions in the fourth quarter. Recent eco-nomic and interest rate trends are expected to continue into 1996, providing an advantageous environment for investors. Since we believe the supply of new is-sues peaked in September, favorable supply/demand characteristics for high yield should result in positive performance both on an absolute and relative basis for the remainder of the year.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman
CIGNA High Income Shares

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1995
(Unaudited)                                                                    2

                                                            MARKET
                                                PRINCIPAL    VALUE
                                                    (000)    (000)
------------------------------------------------------------------
BONDS AND NOTES - 129.5%
AUTO AND TRUCK - 3.6%
Aftermarket Technology Corp., 12%, 2004          $ 4,750  $  5,011
Foamex L.P., 11.875%, 2004                         4,250     4,165
                                                          --------
                                                             9,176
                                                          --------
CABLE TV - 8.5%
Adelphia Communications Corp., 12.5%, 2002         6,000     6,015
CAI Wireless Systems, Inc., 12.25%, 2002           3,750     3,891
Century Communications Corp., 11.875%, 2003        3,500     3,719
Marcus Cable Co., L.P., 11.875%, 2005              5,500     5,555
TeleWest PLC., 9.625%, 2006                        2,500     2,500
                                                          --------
                                                            21,680
                                                          --------
CHEMICALS - 7.1%
Arcadian Partners, L.P., 10.75%, 2005              4,000     4,200
Harris Chemical North America, Inc.,
 10.75%, 2003                                      3,500     2,949
LaRoche Industries, Inc., 13%, 2004                4,000     4,260
Polymer Group, Inc., 12.25%, 2002**                6,500     6,695
                                                          --------
                                                            18,104
                                                          --------
COMMUNICATIONS & MEDIA - 17.9%
Ackerly Communication, Inc., 10.75%, 2003          2,500     2,638
American Media Operations, Inc., 11.625%, 2004     4,700     4,853
Comnet Cellular, Inc., 11.25%, 2005                5,000     5,175
Dictaphone Corp., 11.75%, 2005                     5,000     4,925
Garden State Newspapers, Inc., 12%, 2004           6,000     6,000
IXC Communications Corp., 12.5%, 2005**            5,000     4,900
Katz Corp., 12.75%, 2002                           5,000     5,400
Lamar Advertising Co., 11%, 2003                   3,395     3,429
Pronet, Inc., 11.875%, 2005**                      3,500     3,710
USA Mobile Communications, Inc. II, 9.5%, 2004     5,000     4,650
                                                          --------
                                                            45,680
                                                          --------
CONTAINERS AND PAPER - 11.3%
Applied Extrusions Technologies, Inc.,
 11.5%, 2002                                       4,462     4,774
Calmar, Inc., 11.5%, 2005**                        4,000     4,040
Ivex Packaging Corp., 12.5%, 2002                  1,350     1,465

                                                            MARKET
                                                PRINCIPAL    VALUE
                                                    (000)    (000)
------------------------------------------------------------------
S. D. Warren Co., 12%, 2004                      $ 3,000  $  3,315
Silgan Corp., 11.75%, 2002                         6,400     6,752
Stone Container Corp., 10.75%, 2002                3,000     3,112
Tjiwi Kimia International Finance Co.,
 13.25%, 2001                                      5,000     5,400
                                                          --------
                                                            28,858
                                                          --------
ENTERTAINMENT - 4.0%
Bally's Grand, Inc., 10.375%, 2003                 6,000     5,910
GNF Corp., 10.625%, 2003                           5,000     4,337
                                                          --------
                                                            10,247
                                                          --------
ENVIRONMENTAL - 6.3%
Allied Waste Industries, Inc., 10.75%, 2004        5,875     6,198
ICF Kaiser International, Inc., 12%, 2003          4,000     3,790
Mid-American Waste Systems, Inc., 12.25%, 2003     6,000     6,060
                                                          --------
                                                            16,048
                                                          --------
FINANCIAL - 8.1%
Affinity Group, Inc., 11.5%, 2003                  5,000     5,025
American Life Holding Co., 11.25%, 2004            5,500     5,775
GPA Delaware, Inc., 8.75%, 1998                    5,100     4,539
Olympic Financial Ltd., 13%, 2000                  5,000     5,350
                                                          --------
                                                            20,689
                                                          --------
FOOD AND BEVERAGES - 16.7%
Americold Corp.,
 15%, 2007                                         5,850     5,821
 11.5%, 2005                                       1,750     1,697
Brunos, Inc., 10.5%, 2005                          4,000     3,880
Curtice Burns Foods, Inc., 12.25%, 2005            4,750     5,082
Flagstar Corp., 11.25%, 2004                       4,000     3,090
Pathmark Stores, Inc.,
 11.625%, 2002                                     3,750     3,966
 12.625%, 2002                                     2,800     2,975
Ralphs Grocery Co., 11%, 2005                      5,000     4,675
Specialty Foods Corp., 11.25%, 2003                5,000     4,637
Star Markets Co., Inc., 13%, 2004                  4,000     3,900
Van de Kamps, Inc., 12%, 2005**                    3,000     3,037
                                                          --------
                                                            42,760
                                                          --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1995
(Unaudited) (Continued)                                                        3

                                                            MARKET
                                                PRINCIPAL    VALUE
                                                    (000)    (000)
------------------------------------------------------------------
HEALTH CARE - 5.9%
Dade International Inc., 13%, 2005               $ 5,000  $  5,350
General Medical Corp., 10.875%, 2003               4,000     4,060
Thrifty Payless, Inc., 12.25%, 2004                5,500     5,720
                                                          --------
                                                            15,130
                                                          --------
INDUSTRIAL AND MISCELLANEOUS - 23.8%
Cabot Safety Acquisition Corp., 12.5%, 2005**      4,000     4,180
Crain Industries, Inc., 13.5%, 2005**              4,000     4,120
Energy Ventures, Inc., 10.25%, 2004                5,000     5,200
Interlake Corp., 12.125%, 2002                     5,025     4,924
International Wire Group, Inc., 11.75%, 2005**     3,500     3,491
K & F Industries, Inc., 13.75%, 2001               6,000     6,225
Primeco, Inc., 12.75%, 2005                        5,000     5,088
Samsonite Corp., 11.125%, 2005**                   2,000     1,940
Solon Automated Services, Inc., 12.75%, 2001       5,000     4,975
Sullivan Graphics, Inc., 12.75%, 2005**            4,000     3,986
Telex Communications, Inc., 12%, 2004              4,750     4,869
United Stationers Supply Co., 12.75%, 2005**       5,500     5,885
Waters Corp., 12.75%, 2004                         5,590     6,037
                                                          --------
                                                            60,920
                                                          --------
METALS - 4.6%
GS Technologies Operating Co., Inc., 12%, 2004     3,150     3,118
Jorgensen (Earle M.) Co., 10.75%, 2000             2,750     2,654
Kaiser Aluminum & Chemical Corp., 12.75%, 2003     5,500     5,954
                                                          --------
                                                            11,726
                                                          --------
TEXTILES - 5.0%
Dan River, Inc., 10.125%, 2003                     5,250     5,289
Synthetic Industries, Inc., 12.75%, 2002           4,500     4,365
Tultex Corp., 10.625%, 2005                        3,000     3,135
                                                          --------
                                                            12,789
                                                          --------
TRANSPORTATION - 2.1%
Sea Containers Ltd.,
 Series A, 12.5%, 2004                             3,500     3,745
 Series B, 12.5%, 2004                             1,500     1,583
                                                          --------
                                                             5,328
                                                          --------

                                                                        MARKET
                                                            PRINCIPAL    VALUE
                                                                (000)    (000)
------------------------------------------------------------------------------
UTILITIES - 4.6%
Kenetech Corp., 12.75%, 2002                                 $ 1,865  $  1,651
Petroleum Heat & Power, Inc., 12.25%, 2005                     5,500     5,940
Trans Texas Gas Corp., 11.5%, 2002                             4,000     4,190
                                                                      --------
                                                                        11,781
                                                                      --------
TOTAL BONDS AND NOTES
 (Cost - $322,447,481)                                                 330,916
                                                                      --------
UNITS - 4.3%
Berry Plastics Corp., 12.25%, 2004
 (each $1,000 unit includes one warrant for Class A Common
 Stock)                                                        5,500     5,857
Icon Health & Fitness, Inc., 13%, 2002
 (each $1,000 unit includes 0.19753 warrants for Class A
 Common Stock and 0.19753 warrants of Class L Common Stock
 of IHF Capital, Inc.)                                         5,000     5,250
                                                                      --------
TOTAL UNITS
 (Cost - $10,542,840)                                                   11,107
                                                                      --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1995
(Unaudited) (Continued)                                                        4

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                              SHARES    (000)
------------------------------------------------------------------------------
COMMON STOCK - 0.1%
 (Cost - $266,665)
Thrifty Payless Holdings, Inc., Class C*                    47,500   $    202
                                                                     --------
WARRANTS - 0.1%
BPC Holdings Corp., Exp. 2004*                               5,500         69
Foodmaker, Inc., Exp. 1998*                                  4,500         70
IHF Capital, Inc., Class A & L*                              5,000        125
Payless Cashways, Inc., Exp. 1996*                           3,000          1
                                                                     --------
TOTAL WARRANTS
 (Cost - $183,750)                                                        265
                                                                     --------
TOTAL INVESTMENTS IN SECURITIES - 134.0%
 (Total Cost - $333,440,736)                                          342,490
Liabilities, Less Cash and Other Assets - (34.0%)                     (86,947)
                                                                     --------
NET ASSETS - 100% (equivalent to $7.10 per share based on
 35,977,803 shares outstanding)                                      $255,543
                                                                     ========

*  Non-income producing securities.
** Indicates restricted security; the aggregate fair value of restricted securities is $45,984,750 (aggregate cost $45,062,155) which is approximately 18% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.


 PORTFOLIO COMPOSITION (UNAUDITED)
 SEPTEMBER 30, 1995

                          MARKET   % OF
  QUALITY RATINGS* OF      VALUE MARKET
  LONG TERM BONDS          (000)  VALUE
---------------------------------------
  Ba/BB                 $ 58,328  17.0%
  B/B                    271,358  79.2%
  Below B                 12,804   3.7%
                        -------- ------
                        $342,490 100.0%
                        ======== ======

 *The higher of Moody's or Standard & Poor's Ratings.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       5


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995 (UNAUDITED)

                                                                 (IN THOUSANDS)
                                                                 --------------
ASSETS:
Investments at market value (Cost -- $333,440,736)                  $342,490
Cash on deposit with custodian                                         1,654
Receivables for securities sold                                        2,515
Interest receivable                                                   10,405
Investment for deferred compensation plan
 (Cost -- $55,842)                                                        61
                                                                    --------
TOTAL ASSETS                                                         357,125
                                                                    --------
LIABILITIES:
Loan payable                                                          87,000
Dividend payable October 10, 1995 at $.0675 per share                  2,428
Payable for securities purchased                                      11,176
Accrued interest payable                                                 520
Accrued advisory fees payable                                            176
Accrued trustees' fees payable                                            61
Other accrued expenses (including $114,790 due to affiliate)             221
                                                                    --------
TOTAL LIABILITIES                                                    101,582
                                                                    --------
NET ASSETS (Equivalent to $7.10 per share based on 35,977,803 shares of beneficial interest outstanding; unlimited number of
 shares authorized)                                                 $255,543
                                                                    ========
COMPONENTS OF NET ASSETS:
Paid in capital                                                     $313,133
Undistributed net investment income                                      803
Unrealized appreciation of investments                                 9,055
Accumulated net realized loss                                        (67,448)
                                                                    --------
NET ASSETS                                                          $255,543
                                                                    ========



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)

                                                      (IN THOUSANDS)
                                                      --------------
INVESTMENT INCOME
INCOME:
 Interest                                                    $29,531
EXPENSES:
 Interest expense                                     $5,108
 Investment advisory fee                               1,648
 Shareholder reports                                     102
 Administrative services                                 134
 Auditing and legal fees                                  58
 Custodian fees and expenses                              61
 Transfer agent fees and expenses                         36
 Trustees' fees                                           25
 Other                                                    32   7,204
                                                      ------ -------
NET INVESTMENT INCOME                                         22,327
                                                             -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain from securities transactions                  144
 Unrealized appreciation on investments                       17,440
                                                             -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS               17,584
                                                             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $39,911
                                                             =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                   NINE MONTHS      YEAR ENDED
                                                      ENDED        DECEMBER 31,
                                                SEPTEMBER 30, 1995     1994
                                                ------------------ ------------
                                                        (IN THOUSANDS)
                                                -------------------------------
OPERATIONS:
Net investment income                                $ 22,327        $ 26,530
Net realized gain (loss) from investments                 144          (1,621)
Unrealized appreciation (depreciation) on
 investments                                           17,440         (26,147)
                                                     --------        --------
Net increase (decrease) in net assets from
 operations                                            39,911          (1,238)
                                                     --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($.6075 per share
 and $.8802 per share, respectively)                  (21,711)        (27,039)
In excess of net investment income ($.0198 per
 share)                                                    --            (607)
                                                     --------        --------
Total distributions to shareholders                   (21,711)        (27,646)
                                                     --------        --------
CAPITAL SHARE TRANSACTIONS:
Proceeds from 8,748,477 capital shares issued
 pursuant to rights offering (excluding
 related expenses of $334,529)                             --          61,430
Net increase from 552,749 and 733,209 capital
 shares issued to shareholders in reinvestment
 of distributions, respectively                         3,889           5,419
                                                     --------        --------
Net increase from capital share transactions            3,889          66,849
                                                     --------        --------
Net increase in net assets                             22,089          37,965
NET ASSETS:
Beginning of period                                   233,454         195,489
                                                     --------        --------
End of period (Including undistributed net
 investment income of $803,014 and $187,175,
 respectively)                                       $255,543        $233,454
                                                     ========        ========


STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)

                                                               (IN THOUSANDS)
                                                               --------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
 Purchases of portfolio securities                               $(163,451)
 Proceeds from sales of portfolio securities                       168,829
 Investment income received                                         25,561
 Investment and administrative expenses paid                        (1,961)
 Interest paid                                                      (5,575)
                                                                 ---------
 Cash flows provided by investing and operating activities          23,403
                                                                 ---------
CASH FLOWS FROM SHAREHOLDER AND OTHER FINANCING ACTIVITIES:
 Distributions to shareholders (net of
  reinvestment of $3,888,882)                                      (18,051)
 Borrowings/(repayments) on bank loans                              (3,700)
                                                                 ---------
 Cash flows used by shareholder and other
  financing activities                                             (21,751)
                                                                 ---------
Net Increase in Cash                                                 1,652
Cash, beginning of period                                                1
                                                                 ---------
Cash, end of period                                              $   1,653
                                                                 =========
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET INCREASE IN CASH PROVIDED BY INVESTING AND
 OPERATING ACTIVITIES:
 Net increase in net assets resulting from
  operations                                                     $  39,911
 Increase in value of investments                                  (23,437)
 Change in receivables and liabilities exclusive of
  loan and dividend payable                                          6,929
                                                                 ---------
Net Cash Provided by Investing and Operating Activities          $  23,403
                                                                 =========

The Notes to Financial Statements are an integral part of these statements.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)            7


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, closed-end management investment company. The Fund invests in securities and distributes dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets, and additional information on the Fund's financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities. This cash amount represents cash on hand in the custodian bank account. The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over-the-counter mar-ket, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term in-vestments that mature in more than 60 days are valued at current market quota-tions. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transac-tions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost. The cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES -- It is the Fund's policy to continue to comply with the re-quirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of finan-cial accounting income due to differences between financial and tax account-ing, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be per-manent.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of (A) $101,300,000 or (B) one-third of the Fund's Eligible Assets. The agree-ment matures on May 1, 1997. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securi-ties and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time. The average

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   8


borrowings outstanding during the nine months ended September 30, 1995 were $92,248,645 at an average interest rate of approximately 7.40%. As of Septem-ber 30, 1995, the Fund was paying interest at an average annual rate of 6.96% on its outstanding borrowings.

3. DIVIDENDS. The Board of Trustees of the Fund declared a dividend from un-distributed net investment income of $.0675 per share, payable November 10, 1995 to shareholders of record on October 27, 1995.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. (CII), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carry-ing out the responsibilities of those offices. For the nine months ended Sep-tember 30, 1995, the Fund paid or accrued $133,705.

5. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

6. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (ex-cluding short-term obligations) for the nine months ended September 30, 1995 were $148,285,832 and $142,440,907, respectively.

7. CAPITAL LOSS CARRYOVER. At December 31, 1994, the Fund had a capital loss carryover for Federal income tax purposes of $64,143,574 of which $30,367,908, $30,071,289, and $3,704,377 expire in 1998, 1999 and 2000, respectively. To the extent that these losses are used to offset any future capital gains real-ized during the carryover period, no capital gains tax liability will be in-curred by the Fund for gains realized and not distributed. It is unlikely that the gains so offset would be distributed to shareholders because such distri-butions may be taxable to the Fund's shareholders as ordinary income.

At September 30, 1995, unrealized appreciation for Federal income tax purposes aggregated $9,049,654 of which $12,338,414 related to appreciated securities and $3,288,760 related to depreciated securities.

8. RIGHTS OFFERING. On June 24, 1994, the Fund received primary and over-sub-scription requests totaling approximately 125% of the 8,748,477 shares offered in a Rights Offering. The terms of the Rights Offering stated that the Sub-scription Price per share would be the net asset value per share at the close of business on June 24, 1994. On that day, the Fund's net asset value per share, and therefore the Subscription Price, was $7.06.

Not all holders of record fully exercised their rights in the primary sub-scription, and shares were available pursuant to the over-subscription privi-lege. However, requests for such over-subscription shares exceeded the shares available. Accordingly, after all primary subscription requests had been sat-isfied, the remaining shares were allocated among the over-subscribers in pro-portion to the total number of shares owned by these holders on May 25, 1994, the Record Date.

-------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   9


9. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supple-mental data for a share outstanding throughout each period and other perfor-mance information:

-------------------------------------------------------------------------------

                          (UNAUDITED)
                           NINE MOS.
                          ENDED SEPT.           YEAR ENDED DECEMBER 31,
                           30, 1995     1994       1993      1992      1991      1990
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PER-
 FORMANCE:
NET ASSET VALUE, BEGIN-
 NING OF PERIOD            $   6.59   $   7.54   $   6.99  $   6.62  $   4.73  $   7.41
                           --------   --------   --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (1)                           0.63       0.86       0.97      0.98      0.94      1.04
Net realized and
 unrealized gains (loss-
 es)                           0.49      (0.91)      0.58      0.40      1.91     (2.66)
                           --------   --------   --------  --------  --------  --------
TOTAL FROM INVESTMENT
 OPERATIONS                    1.12      (0.05)      1.55      1.38      2.85     (1.62)
                           --------   --------   --------  --------  --------  --------
LESS DISTRIBUTIONS:
Distributions from net
 investment income            (0.61)     (0.88)     (0.97)    (0.98)    (0.94)    (1.04)
Distributions in excess
 of net investment in-
 come                            --      (0.02)     (0.03)    (0.03)    (0.02)    (0.02)
                           --------   --------   --------  --------  --------  --------
TOTAL DISTRIBUTIONS           (0.61)     (0.90)     (1.00)    (1.01)    (0.96)    (1.06)(3)
                           --------   --------   --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD                    $   7.10   $   6.59   $   7.54  $   6.99  $   6.62  $   4.73
                           ========   ========   ========  ========  ========  ========
MARKET VALUE, END OF PE-
 RIOD                      $   7.88   $   7.00   $   8.38  $   7.88  $   7.25  $   4.00
                           ========   ========   ========  ========  ========  ========
TOTAL INVESTMENT RETURN:
Per share market value        22.44%     (5.43)%    19.62%    24.36%   111.31%   (38.06)%
Per share net asset
 value (2)                    17.53%     (0.76)%    23.25%    21.65%    64.13%   (23.76)%
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of pe-
 riod (000 omitted)        $255,543   $233,454   $195,489  $176,974  $163,173  $127,414
Ratio of operating ex-
 penses to average net
 assets                        0.84%      1.17%      1.21%     1.20%     1.26%     1.34%
Ratio of interest ex-
 pense to average net
 assets                        2.05%      2.10%      1.66%     1.91%     2.79%     4.00%
Ratio of net investment
 income to average net
 assets                        8.97%     12.33%     12.98%    13.81%    15.49%    16.98%
Portfolio turnover               43%        72%        48%       45%       35%       14%

(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Company during each year, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Company based on market value since the relationship between the market price of the stock and net asset value varied during each period.
(3) Restated for consistency with current accounting standards. Originally reported as a distribution from paid-in capital.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)
(Continued)                                                                   10


10. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly re-sults of operations:

--------------------------------------------------------------------------------

                                                                     NET REALIZED AND
                                                                  UNREALIZED GAIN (LOSS)
      PERIOD        INVESTMENT INCOME    NET INVESTMENT INCOME        ON INVESTMENTS                NET ASSETS
      ENDED          TOTAL    PER SHARE    TOTAL      PER SHARE     TOTAL        PER SHARE    INCR. (DECR.) PER SHARE
---------------------------------------------------------------------------------------------------------------------
March 31, 1993      $   7,643   $   .20  $     6,254   $     .25  $      9,627    $      .39     $11,770      $ .41
June 30, 1993           7,514       .20        6,171         .24         3,805           .15       5,354        .17
September 30, 1993      7,604       .29        6,214         .24        (1,773)         (.05)       (206)      (.05)
December 31, 1993       7,600       .29        6,215         .24         2,846           .10       1,597        .02

March 31, 1994          7,437       .28        6,046         .23        (6,381)         (.26)     (4,533)      (.24)
June 30, 1994           7,366       .28        5,868         .23        (6,952)         (.24)     (7,825)      (.24)
September 30, 1994      9,401       .27        7,444         .20        (3,486)         (.07)     58,762       (.09)
December 31, 1994       9,361       .26        7,164         .20        (5,949)         (.25)     (8,439)      (.28)

March 31, 1995          9,853       .28        7,424         .21         8,614           .24      10,141        .25
June 30, 1995           9,807       .28        7,417         .21         6,426           .18       7,902        .18
September 30, 1995      9,871       .27        7,486         .21         2,544           .07       4,046        .08

-----------------------------------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES

TRUSTEES                                                                       OFFICERS

R. Bruce Albro                     Paul J. McDonald                            R. Bruce Albro
Senior Managing Director           Executive Vice President,                   Chairman of the Board and
CIGNA Investments, Inc.            Finance and Chief Financial                 President
                                   Officer, Friendly Ice Cream Corporation
Hugh R. Beath                                                                  Alfred A. Bingham III
Managing Director,                 Arthur C. Reed III                          Vice President and Treasurer
AdMedia Corporate Advisor, Inc.    President, CIGNA Investment
                                   Management and CIGNA                        Lawerence S. Harris
Russell H. Jones                   Investments, Inc.                           Vice President
Vice President,
Kaman Corporation                                                              Alan C. Petersen
                                                                               Vice President

                                                                               Jeffrey S. Winer
                                                                               Vice President and Secretary

-----------------------------------------------------------------------------------------------------------

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The in-vestment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in addi-tional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan. For a brochure describing this Plan or general in-quiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1-800-426-5523.

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                                                                  BULK RATE
CIGNA High Income Shares                                         U.S. POSTAGE
1380 Main Street                                                     PAID
Springfield, MA 01103                                         SO. HACKENSACK, NJ
                                                                  PERMIT 750
                                                              ------------------


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CIGNA High Income Shares


    Third Quarter Report


      September 30, 1995